AMENDMENT NO. 3

                                       TO

                              MANAGEMENT AGREEMENT

                  AMENDMENT NO. 3 dated as of April 1, 1996 to the Management Agreement dated as of January 3, 1991, as amended by Amendment No. 1 dated as of January 1, 1993 and as further amended by Amendment No. 2 dated as of April 11, 1994 (as amended, the "Management Agreement") by and between WPN Corp. ("WPN"), a New York corporation having an office at 126 Lower Broadford Road, Bellevue, Idaho 83313 and WHX Corporation (the "Company"), a Delaware corporation having an office at 110 East 59th Street, New York, New York 10022, pursuant to its assumption of the Management Agreement from Wheeling-Pittsburgh Corporation ("WPC") under the terms of the Contribution and Assumption Agreement dated as of July 26, 1994 between WPC and the Company.

                              W I T N E S S E T H :

                  WHEREAS, the parties hereto have entered into a Management Agreement pursuant to which WPN is furnishing certain management, advisory and consulting services to the Company; and

                  WHEREAS, in light of the financial performance of the Company and Wheeling-Pittsburgh Steel Corporation, a wholly owned subsidiary of the Company, and the efforts of WPN in assisting the Company to improve its capital base and financial condition, the parties to the Management Agreement wish to extend the term and renewal period of the Management Agreement.

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                  NOW,  THEREFORE,  the parties hereto,  intending to be legally bound, hereby agree as follows:

                  1. The first sentence of Section 2 of the Management Agreement is amended to read as follows:

                  "This Agreement shall continue effective as of April 1, 1996 for a two (2) year term and shall automatically renew for successive two (2) year periods unless and until terminated by either party, on any anniversary date, upon not less than sixty
                  (60) days prior written notice to the other."

                  2. Except as modified above, the terms and conditions of the Management Agreement are hereby confirmed and shall remain in full force and effect.

                  3. This Amendment No. 3 shall be effective retroactive to April 1, 1996.


                  IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 3 as of the date first above written.

                                   WPN CORP.


                                   By: /s/ Ronald LaBow
                                       -------------------------------------
                                             Ronald LaBow, President



                                    WHX CORPORATION


                                    By: /s/ Howard Mileaf
                                            --------------------------------
                                            Howard Mileaf
                                            Vice President - Special Counsel


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